UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2023

Trinseo PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 East Swedesford Road, Suite 301,

Wayne, Pennsylvania 19087

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers

On July 18, 2023, Trinseo PLC (the “Company”) announced that Andre Lanning, the Company’s Senior Vice President and Chief Operating Officer would be terminated in connection with a reorganization of the Company’s executive leadership team. Mr. Lanning will serve as Special Advisor starting on August 1, 2023 and will exit the Company on or before January 31, 2024. A copy of the Company’s press release announcing the management reorganization is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

(e) Compensatory Arrangements of Certain Officers

On July 18, 2023, in connection with his termination, Mr. Lanning entered into a separation agreement with the Company’s subsidiary, Trinseo Europe GmbH, confirming that he will receive a severance amount equal to 1.5 multiplied by the sum of his base salary and target cash bonus, minus the amount of base salary received while serving as Special Advisor, paid in equal monthly installments for a period of eighteen (18) months after his final date of employment. Mr. Lanning will also receive continued health and welfare benefits as provided in his employment contract or required by local law. The foregoing summary of the agreement with Mr. Lanning is supplemented and qualified in all respects by reference to the full terms of the agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 9.01	Exhibits.
10.1	Separation Agreement with Andre Lanning dated July 18, 2023
99.1	Press Release dated July 18, 2023
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO PLC

	By:	/s/ Angelo Chaclas
	Name:	Angelo Chaclas
	Title:	Senior Vice President and Chief Legal Officer

Date: July 20, 2023